UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2005

SPX CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6948	38-1016240
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13515 Ballantyne Corporate Place
Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  This Form 8-K/A amends the Current Report of the Registrant on Form 8-K filed on March 24, 2005, to add references to Items 1.01 and 3.03, in addition to the references in the Form 8-K and to file the supplemental indentures described below as exhibits.  The substantive information contained herein has been previously disclosed in the Current Reports on Form 8-K filed on March 18, 2005 and March 24, 2005 and in the subsequent Quarterly Reports on Form 10-Q of the Registrant. This Form 8-K/A does not reflect events occurring after the filing of the original Form 8-K.

Item 1.01. Entry Into Material Agreements.

The information required by this item is included in Item 7.01 and incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Security Holders.

The information required by this item is included in Item 7.01 and incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On March 24, 2005, SPX Corporation (“SPX”) issued a press release announcing the expiration of its cash tender offer for its Notes (as defined below) and receipt of consents to amend its Notes as described below.  The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On March 24, 2005, amendments became effective to the indenture between SPX and JPMorgan Chase Bank, N.A. (f/k/a JPMorgan Chase Bank), as trustee, dated as of December 27, 2002 (the “Indenture”), as amended and supplemented as of that date, governing the 7 ½% Senior Notes Due 2013 and the 6 ¼% Senior Notes Due 2011 of SPX (together, the “Notes”).  SPX conducted a solicitation of consents from the holders of the Notes to amend the Indenture in connection with its tender offer for the Notes.

At the close of business on March 24, 2005, which was the deadline for the receipt of the consents, SPX had received the requisite consents from holders of each series of Notes to amend the Indenture with respect to each series of Notes.  On that date the supplemental indentures effecting the amendments to the Indenture with respect to each series of Notes were executed and became operative.

The amendments, among other things, with respect to the relevant series of Notes:

•                  eliminated certain events of default with respect to such Notes, consisting of defaults which would result from (i) a payment default or cross-acceleration of certain other indebtedness of $50 million or more or (ii) the failure to pay certain final judgments in excess of $50 million; and

•                  eliminated substantially all restrictive covenants with respect to each series of Notes.

The foregoing summary is qualified in its entirety by reference to the supplemental indentures, which are attached as Exhibits 4.1 and 4.2 hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated as of March 24, 2005, between SPX Corporation and JPMorgan Chase Bank, N.A. (f/k/a JPMorgan Chase Bank), as trustee.

4.2	Fourth Supplemental Indenture, dated as of March 24, 2005, between SPX Corporation and JPMorgan Chase Bank, N.A. (f/k/a JPMorgan Chase Bank), as trustee.

99.1	Press Release Issued March 24, 2005. (incorporated herein by reference to Exhibit 99.1 to the Company’s Form 8-K filed March 24, 2005).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: November 7, 2005	By:	/s/ Ross. B. Bricker
Ross B. Bricker
Senior Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated as of March 24, 2005, between SPX Corporation and JPMorgan Chase Bank, N.A. (f/k/a JPMorgan Chase Bank), as trustee.

4.2	Fourth Supplemental Indenture, dated as of March 24, 2005, between SPX Corporation and JPMorgan Chase Bank, N.A. (f/k/a JPMorgan Chase Bank), as trustee.

99.1	Press Release Issued March 24, 2005. (incorporated herein by reference to Exhibit 99.1 to the Company’s Form 8-K filed March 24, 2005).